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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Amendment to Form 10-K/A-3 into the Company's previously filed Registration Statement on Form S-8, File No. 33-67816.





Cleveland, Ohio
March 29, 1996